UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Item 2.02 Results of Operations and Financial Disclosure
On July 28, 2025, Capital Bancorp, Inc. (the “Company”) issued a press release announcing the Company’s unaudited financial results for the three and six months ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated by reference. A presentation regarding the Company's financial results for the three and six months ended June 30, 2025 is furnished as Exhibit 99.2 and incorporated herein by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 8.01. Other Events
On July 25, 2025, the Company's Board of Directors declared a $0.12 per share dividend, a 20% increase from the prior quarterly dividend. The dividend is payable on August 27, 2025 to stockholders of record on August 11, 2025.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release, dated July 28, 2025.

99.2	Investor Presentation June 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: July 28, 2025	By: /s/ Dominic C. Canuso
Name: Dominic C. Canuso
Title: Chief Financial Officer

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